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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT
                             _____________________

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 15, 2004

                             Wynn Resorts, Limited
            (Exact Name of Registrant as Specified in its Charter)

             Nevada                       000-50028             46-0484987
 (State or Other Jurisdiction of  (Commission File Number)    (I.E. Employer
         Incorporation)                                     Identification No.)

       3131 Las Vegas Boulevard South
             Las Vegas, Nevada                                     89109
  (Address of Principal Executive Offices)                      (Zip Code)

                                (702) 770-7555
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement.

On December 15, 2004 and December 28, 2004, in addition to bonuses granted under the Annual Performance Based Incentive Plan for Executive Officers (the "Incentive Plan"), the Compensation Committee of the Board of Directors of the Registrant (the "Compensation Committee") awarded the following discretionary bonuses to the executive officers listed below:

Stephen A. Wynn      Chairman and Chief Executive Officer        $   548,077
John Strzemp         Chief Financial Officer                     $    25,000
Marc H. Rubinstein   Senior Vice President and General Counsel   $    50,000

The bonus to Mr. Strzemp was in addition to a $150,000 minimum bonus awarded pursuant to Mr. Strzemp's employment contract. The discretionary bonus to Mr. Wynn was in addition to his bonus awarded under the Incentive Plan, and will not be deductible by the Registrant for federal income tax purposes.

The discretionary bonuses awarded by the Compensation Committee to Mr. Wynn was in recognition of his efforts that contributed to the significant appreciation of the Registrant's common stock during 2004. The discretionary bonuses awarded by the Compensation Committee to Messrs. Strzemp and Rubinstein were in recognition of each of their efforts and services throughout 2004. Exhibit 10.1 hereto sets forth a written description of these discretionary bonuses and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

       (c)  Exhibits:

            Exhibit
            Number            Description
            -------           -----------

              10.1 Description of discretionary bonuses for certain executive officers



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 3, 2005

                                                   Wynn Resorts, Limited


                                                   By:   /s/ John Strzemp
                                                       -----------------------
                                                       John Strzemp
                                                       Chief Financial Officer